Exhibit 99.2

Dated: June 1, 2009



GS CAPITAL PARTNERS VI FUND, L.P.

By:      /s/ Yvette Kosic
Name:    Yvette Kosic
Title:   Attorney-in-fact


GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:      /s/ Yvette Kosic
Name:    Yvette Kosic
Title:   Attorney-in-fact


GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:      /s/ Yvette Kosic
Name:    Yvette Kosic
Title:   Attorney-in-fact


GS CAPITAL PARTNERS VI GMBH & CO. KG

By:      /s/ Yvette Kosic
Name:    Yvette Kosic
Title:   Attorney-in-fact


GSCP VI ADVISORS, L.L.C.

By:      /s/ Yvette Kosic
Name:    Yvette Kosic
Title:   Attorney-in-fact


GSCP VI OFFSHORE ADVISORS, L.L.C.

By:      /s/ Yvette Kosic
Name:    Yvette Kosic
Title:   Attorney-in-fact


GS ADVISORS VI, L.L.C.

By:      /s/ Yvette Kosic
Name:    Yvette Kosic
Title:   Attorney-in-fact